SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 1997


                              SONEX RESEARCH, INC.

               (Exact name of registrant as specified in Charter)


                           Maryland 0-14465 52-1188993

                  (State or other (Commision file (IRS employer  jurisdiction of number) identification no.)
                                 incorporation)



                      23 Hudson Street, Annapolis, MD 21401

                    (Address of principal executive offices)


                                 (410) 266-5556

              (Registrant's telephone number, including area code)



                                       N/A

          (Former name or former address, if changed since last report)




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                             ITEM 5. - OTHER EVENTS


     On March 31, 1997, Sonex Research, Inc. (the "Company") completed a private financing in which it raised $330,000 from a small number of the Company's existing shareholders who qualified as accredited investors. Investments were accepted in the minimum amount of $15,000 in the form of a Unit consisting of 20,000 shares of the Company's $.01 par value common stock (the "Common Stock") and five-year warrants to purchase an additional 10,000 shares of common stock at $.75 per share.

     As previously reported in a Form 8-K filing dated February 28, 1997, the Company received an equity investment of $250,000 from Proactive Partners, L.P. and certain of its affiliates (collectively referred to as "Proactive"). Proactive are the largest beneficial owners of the Company's Common Stock by virtue of their holdings of convertible Preferred Stock and Common Stock purchase warrants.




                   ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS


     Attached hereto as Exhibit 1 is the pro-forma balance sheet of the Company as of December 31, 1996 assuming the two equity investments described in Item 5 above had taken place on that date.

                              SONEX RESEARCH, INC.
                           CURRENT REPORT ON FORM 8-K
                             PRO FORMA BALANCE SHEET
                                DECEMBER 31, 1996
                                   (Unaudited)


                                        As previously
                                           reported     Adjustments   Pro forma
                                           --------     -----------  ----------

     ASSETS

Current assets                           $   232,137    $ 580,000    $  812,137

Loans to employees - long-term                15,000                     15,000

Patents and technology                       239,308                    239,308

Property and equipment                        28,008                     28,008

                                         $   514,453    $ 580,000    $1,094,453
                                         -----------    ---------    ----------


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                      $   790,991                 $  770,991
                                         -----------                 ----------

Preferred stock - 1,550,001 shares            15,500                     15,500
Common stock - 16,214,020 shares as
     previously reported; 16,987,353
     shares pro forma                        162,140   $   7,733        169,873
Additional paid-in capital                19,165,535     572,267     19,737,802
Unrealized increase in value of
     marketable securities                    36,800                     36,800
Accumulated deficit                      (19,656,513)               (19,656,513)
                                         -----------                -----------

     Total stockholders' equity             (276,538)    580,000        303,462
                                         -----------    --------    -----------

                                         $   514,543   $ 580,000     $1,094,453
                                         -----------   ---------     ----------





     The pro forma adjustments reflect the cash investments aggregating $580,000 pursuant to which the Company issued 773,333 shares of Common Stock.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





April 8, 1997                                SONEX RESEARCH, INC.
                                             Registrant



                                                 /s/ George E. Ponticas
                                             -----------------------------
                                             George E. Ponticas
                                             Chief Financial Officer



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